Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. |_|)

     Filed by the registrant  |X|
     Filed by a party other than the registrant  |_|
     Check the appropriate box:
     |_|  Preliminary proxy statement
     |_|  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
     |X|  Definitive proxy statement
     |_|  Definitive additional materials
     |_|  Soliciting material pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            Suprema Specialties, Inc.
                (Name of Registrant as Specified in Its Charter)

                 Board of Directors of Suprema Specialties, Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
     |X|  No fee required
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
          (5)  Total fee paid:
--------------------------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
          (3)  Filing party:
--------------------------------------------------------------------------------
          (4)  Date filed:
--------------------------------------------------------------------------------

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543


                                                                October 14, 1996


Dear Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, November 12, 1996 at 1:00 P.M. at Fleet Bank N.A., Executive Dining Room, 27th Floor, 10 Exchange Place Center, Jersey City, New Jersey.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                        Cordially,


                                        Mark Cocchiola
                                        Chairman of the Board, Chief
                                        Executive Officer and President

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543

                              --------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 1996
                              --------------------


To the Shareholders of SUPREMA SPECIALTIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Suprema Specialties, Inc. (the "Company") will be held on Tuesday, November 12, 1996, at 1:00 P.M. at Fleet Bank N.A., 27th Floor, 10 Exchange Place Center, Jersey City, New Jersey, for the following purposes:

     1. To elect six (6) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To consider and vote upon a proposal to approve an amendment to the Company's 1991 Stock Option Plan to increase the maximum number of shares of common stock as to which options may be granted thereunder from 450,000 to 900,000 shares; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on October 14, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors,

                                        Mark Cocchiola
                                        Chairman of the Board,
                                        Chief Executive Officer and
                                        President
October 14, 1996


--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            SUPREMA SPECIALTIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 1996

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUPREMA SPECIALTIES, INC. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 12, 1996, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about October 14, 1996.

     The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

     Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

               510 East 35th Street
               Paterson, New Jersey  07543
               Telephone No.: (201) 684-2900


                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only shareholders of record at the close of business on October 14, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were issued and outstanding 4,546,672 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. All other matters at the Annual Meeting will be decided by a majority of the votes cast by the holders of shares of

Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employee(s) of the Company. A quorum will exist at the Annual Meeting if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Based upon the Company's understanding of the requirements of the laws of the State of New York and the Company's Certificate of Incorporation and By-laws, "votes cast" at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast."

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxies will be voted as instructed. Proxies may be revoked as noted above.

                              ELECTION OF DIRECTORS

     Directors are elected annually by the shareholders. At this year's Annual Meeting of Shareholders, six (6) directors will be elected to hold office for a term expiring at the 1996 Annual Meeting of Shareholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Shareholders, the proxies granted by shareholders will be voted individually for the election as directors of the Company of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.

        Name                           Age                    Position
        ----                           ---                    --------
Mark Cocchiola                         40              Chairman of the Board,
                                                            President and
                                                      Chief Executive Officer

Paul Lauriero                          45             Executive Vice President
                                                            and Director

Dr. Rudolph Acosta, Jr.                41                     Director

Marco Cocchiola                        72                     Director

Paul DeSocio                           54                     Director

William C. Gascoigne                   43                 Director Nominee

     Mark Cocchiola has been President and a director of the Company since its inception in 1983 and Chairman of the Board and Chief Executive Officer since February 1991. Mark Cocchiola is the son of Marco Cocchiola.

     Paul Lauriero has been a director of the Company since its inception in 1983 and Executive Vice President since February 1991. Mr. Lauriero was employed by the Company in various capacities from its inception in 1983. Mr. Lauriero is the brother-in-law of Mark Cocchiola.

     Marco Cocchiola has been a director of the Company since February 1991 and Operations Manager since the Company's inception in 1983. Mr. Cocchiola was Secretary of the Company from February 1991 to June 1993. Marco Cocchiola is the father of Mark Cocchiola.

     Rudolph Acosta, Jr., M.D. has been a director of the Company since August 1993. He has been engaged in the private practice of medicine since August 1986.

     Paul DeSocio has been a director of the Company since August 1993. He has been the President and a director of Autoprod, Inc., a manufacturer of food packaging machinery since May 1989. From 1980 through May 1989, Mr. DeSocio was a Vice President of Autoprod, Inc.

     William C. Gascoigne has been a Vice President of Summit Bank since January 1989. From November 1983 through January 1989, Mr. Gascoigne was a Vice President of First Fidelity Bank.

     During the fiscal year ended June 30, 1996, the Board of Directors held one meeting at which all of the Directors were present and also took action by unanimous written consent of the directors in lieu of meetings. The Board of Directors currently has an Audit Committee. The Board of Directors does not have a compensation or nominating committee or other committees performing similar functions. The Audit Committee is currently composed of Messrs. Mark Cocchiola, Dr. Rudolph J. Acosta, Jr. and Paul DeSocio. The function of the Audit Committee is to supervise the audit and financial procedures of the Company. The Audit Committee held one meeting during fiscal 1996.


Compensation of Directors

     Non-employee directors receive compensation in the amount of $500 for each meeting attended in person and $250 for each meeting attended by telephone conference call for serving on the Board of Directors. Directors are reimbursed for all out-of-pocket expenses incurred in attending Board meetings.

     In addition, under the Company's 1991 Stock Option Plan (the "Plan"), non-employee directors (other than directors who become members of a stock option committee appointed by the Board of Directors pursuant to the Plan) are eligible to be granted nonqualified stock options ("NSOs"). The Board of Directors, or the stock option committee (the "Committee"), if one is appointed by the Board, has discretion to determine the number of shares subject to each NSO (subject to the number of shares available for grant under the Plan), the exercise price thereof (provided such price is not less than 100% of the fair market value of the underlying shares on the date of grant), the term thereof (but not in excess of 10 years from the date of grant) and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees (and are not members of the Committee) are eligible to be granted incentive stock options ("ISOs") and NSOs under the Plan. The Board or the Committee has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any year, is limited by the terms of the Plan and the Internal Revenue Code of 1986, as amended.

                               EXECUTIVE OFFICERS

     In addition to Mr. Mark Cocchiola and Mr. Paul Lauriero, the Company's executive officers include Messrs. Steven Venechanos and Thomas F. Egan. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     Steven Venechanos, age 37, has been employed by the Company since April 1994 and became Chief Financial Officer and Secretary of the Company in April 1995. From June 1990 until joining the Company, he was employed in a variety of positions at Breed Technologies, a manufacturer of airbag sensors.

     Thomas Egan, age 55, has been Vice President-Sales of the Company since May 1993 and Senior Vice President-Sales since June 1995. From May 1992 through May 1993, he was Sales Manager of Blue Ridge Farms, a salad manufacturer. From October 1990 through May 1992, Mr. Egan was President of TEF Sales Corp., a sales and marketing consulting firm specializing in the cheese importing business.

                                   PROPOSAL I

               AMENDMENT OF 1991 STOCK OPTION PLAN TO INCREASE THE
           MAXIMUM NUMBER OF SHARES AS TO WHICH OPTIONS MAY BE GRANTED
                       THEREUNDER FROM 450,000 TO 900,000

     At the Annual Meeting the Company's shareholders will be asked to approve an amendment to the Company's 1991 Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock as to which options may be granted under the Plan from 450,000 to 900,000.

     As of October 14, 1996, options are outstanding covering 346,000 of the 450,000 shares of Common Stock as to which options may be granted under the Plan. In the opinion of the Board of Directors, the limited number of shares available for the grant of options under the Plan may limit the value of the Plan as a means of providing incentive compensation to key personnel. The Board believes that increasing the number of shares from 450,000 to 900,000 will enable the Company to continue to attract and retain personnel of the highest caliber, by providing to officers, key employees, directors, consultants and other independent contractors who perform services for the Company the opportunity, through the granting of stock options, to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Plan has proved to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the proposed increase (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to maintain current key employees, and adequately attract and reward key personnel, and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     If the above-described amendment to the Plan is approved by the stockholders, additional options may be granted under the Plan, the timing, amounts and specific terms of which cannot be determined at this time.

Options Granted in 1996 Fiscal Year

     The following table discloses, for the year ended June 30, 1996, with respect to the Plan, the number of options granted to (i) each executive named in the Summary Compensation Table below (see "Executive Compensation"); (ii) all executive officers, as a group; (iii) all directors who are not executive officers, as a group; and (iv) all employees, including all current officers who are not directors, as a group:

Name of Individual or Group                  Number of Shares Underlying Options
---------------------------                  -----------------------------------
Mark Cocchiola
President and
Chief Executive Officer                                 100,000

Paul Lauriero
Executive Vice President                                 80,000

All executive officers,
as a group                                              308,000

All directors who are not
executive officers, as a group                           80,000

All employees, including
all current officers who are not
executive officers, as a group                          346,000


Summary of the 1991 Stock Option Plan

     THE FOLLOWING SUMMARY OF THE PLAN DOES NOT PURPORT TO BE COMPLETE, AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN, AS PROPOSED TO BE AMENDED, SET FORTH AS EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

     The Plan currently authorizes the granting of options to purchase up to 450,000 shares of Common Stock subject to adjustment as described below. All employees, directors, independent agents, consultants and attorneys of the Company, including those of the Company's subsidiaries, are eligible to be granted Non-Qualified Stock Options (as defined below) under the Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     Administration. The Plan may be administered by the Board of Directors or a Stock Option Committee (the "Committee") consisting of three members of the Board of Directors, the members of which shall be determined by the Board of Directors. The Board of Directors or the Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the exercise price thereof. The Board of Directors or the Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the Plan will expire at the close of business on February 11, 2001.

     Stock Options. The Plan provides for the grant of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board of Directors or the Committee, as the case may be, determines those persons to whom stock options may be granted.

     Under the Plan, there is no maximum or minimum number of shares that may be covered by stock options granted to a single person; however, during a single calendar year, no one optionee in the Plan may have Incentive Stock Options vesting for the first time which are exercisable for shares whose aggregate fair market value (determined on the date on which the option is granted) exceeds $100,000.

     Any options granted pursuant to the Plan are nontransferable by the optionee during his lifetime, will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the Plan, may be exercised within 30 days following termination of employment by the Company or a subsidiary (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of Non-Qualified Stock Options is within the discretion of the Board of Directors or the Committee and may be any price not less than the fair market value of the shares underlying the option on the date of grant. The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the
Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000. As of October 14, 1996, the last reported sale price of the Common Stock on the NASDAQ National Market System was $5.375. The

Company receives no remuneration from optionees in respect of the grant of options under the Plan.

     The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or the Committee may grant individual options under the Plan with more stringent provisions than those specified in the Plan.

     Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee shall provide. Stock options granted under the Plan are exercisable until the earlier of (i) a date set by the Board of Directors or the Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after February 11, 2001.


Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Option. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (i) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and
(ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non- Qualified Stock Options (i) upon the grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss, if the shares are capital assets in the optionee's hands, depending upon the length of time that the optionee held the shares.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993 and effective for taxable years beginning in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to any of the Company's Chief Executive Officer and four other highest compensated executive officers. The Code and currently proposed regulations issued under the Code contain certain exclusions from this limitation and provide transition rules and relief, as applicable, for stockholder approval and other requirements with respect to awards under the Plan. All options granted to date under the Plan qualify for transition relief and, therefore, compensation recognized with respect to such options in the future will not count in applying the limitation of Section 162(m) of the Code, provided that there are no material modifications made to such options. Any compensation recognized with respect to options granted under the Plan in the future will not qualify for exemption under Section 162(m) of the Code unless certain changes are made in the Plan in accordance with Section 162(m) and the regulations promulgated thereunder.

     The Board of Directors recognizes that part of the fiscal 1996 annual compensation paid to one or more of the covered executive officers may not qualify for exemption, but the amount of such fiscal 1996 compensation is expected to be significantly less than $1,000,000. However, at least until final regulations are issued, the Board of Directors is reluctant to make changes to the executive compensation programs solely for tax purposes. At that time, the Board of Directors will assess the practical impact of the new tax legislation on executive compensation and determine what action, if any, is appropriate.

Recommendation and Vote Required

     The vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting is required to adopt the foregoing proposal to approve the amendment to the Plan to increase the number of shares of Common Stock authorized for issuance thereunder.

     BECAUSE THE BOARD BELIEVES THAT THE PROPOSED AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION PLAN WILL HELP THE COMPANY ATTRACT AND RETAIN QUALIFIED OFFICERS, DIRECTORS, AND EMPLOYEES, THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE 1991 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                             EXECUTIVE COMPENSATION

     The following table discloses for the fiscal years ended June 30, 1996, 1995 and 1994, compensation awarded to Mark Cocchiola, Chief Executive Officer during such fiscal years, and Paul Lauriero, Executive Vice President, the only other executive officer of the Company whose salary equaled or exceeded $100,000 during the 1996 fiscal year (the "Named Executives").

                           Summary Compensation Table

                                                 Annual
                                              Compensation
     Name and                                                    Other Annual
Principal Position                  Year        Salary ($)      Compensation($)*
------------------                  ----        ----------      ---------------

Mark Cocchiola,                     1996          250,000           17,742
  Chairman of the Board,            1995          200,000           62,469
  Chief Executive Officer,          1994          150,000           24,532
  President

Paul Lauriero,                      1996          250,000           17,742
  Executive Vice President          1995          200,000           62,469
                                    1994          150,000           24,532

     The following table sets forth information concerning the value of unexercised stock options held by the named executive officers as of June 30, 1996. During such fiscal year no stock options were exercised.


                        Aggregate Year-End Option Values

                                                                                        Value of
                                                          Number of                   Unexercised
                                                          Unexercised                 In-the-Money
                                                          Options at                  Options at
                  Shares                               June 30, 1996                 June 30, 1996
                                                      ---------------                -------------
                  Acquired on      Value Rea-         Exerci-       Unexer-        Exerci-       Unexer-
Name              Exercise (#)     lized ($)          sable         cisable        sable         cisable
----              ------------     ----------         -------       -------        -------       -------

Mark                 --                --             100,000          --         $172,000         --
 Cocchiola

Paul                 --                --              80,000          --         $149,500         --
  Lauriero


Employment Agreements

     Each of the Named Executives has entered into an employment agreement with the Company. Each agreement provides for the full-time employment of the Named Executives at an annual salary of $250,000, subject to adjustment for cost of living increases, and an annual bonus equal to 5% of the Company's pre-tax profits in excess of $650,000. The Named Executives waived their rights to receive annual bonuses for the 1994 fiscal year. The Named Executives each received a bonus in 1995 of $44,727 and waived their rights to annual bonuses in 1996. Each agreement provides that the Named Executive will not compete with the Company during the term of his employment and for a period of one

--------
* Consists of bonus, automobile allowance, medical insurance premium reimbursement and compensation paid in lieu of vacation.

year following termination thereof by either the Company or the Named Executive for any reason. The agreements also provide that if employment of a Named Executive is terminated under certain circumstances, including a "change of control," he will be entitled to receive severance pay equal to the higher of
(i) $150,000 ($450,000 in the event of a change of control) or (ii) the total compensation paid to him by the Company during the 12 month period (36 month period in the event of a change of control) prior to the date of termination.

Compensation Committee Interlocks and
Insider Participation In Compensation Decisions

     The Company does not have a compensation committee of its Board of Directors or other committee performing similar functions. Decisions as to compensation are made by the Board of Directors based primarily upon recommendations made by Mark Cocchiola, Chief Executive Officer. Paul Lauriero, Executive Vice President, participated in the Board's deliberations concerning compensation of executive officers for the Company's fiscal year ended June 30, 1996. Mr. Lauriero is the brother-in-law of Mark Cocchiola.

Report on Executive Compensation

     There is no compensation committee of the Board of Directors or other committee of the Board performing similar functions. As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by Mark Cocchiola, Chief Executive Officer. There is no formal compensation policy for the Company's executive officers, other than the existing employment agreements.

     Total compensation for executive officers consists of a combination of base salaries, bonuses and stock option awards. The salaries of the Named Executives are fixed annually by the terms of their employment agreements with the Company. Annual bonuses to the Named Executives are based generally on the Company's performance and available resources. Base salary and bonus compensation of the other executive officers is based on the Company's financial performance and the executive's individual performance and level of responsibility. Stock option awards under the Company's 1991 Stock Option Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

     Thomas Egan, Senior Vice President-Sales of the Company was granted options to purchase 5,000 shares of Common Stock at $5.625 per share in July 1993, options to purchase an additional 5,000 shares of Common Stock at $2.375 per share in June 1994 and options to purchase an additional 10,000 shares at $3.25 per share in June 1995. In November 1994, options to purchase

50,000, 50,000 and 3,000 shares were granted to Mark Cocchiola, Paul Lauriero and Steven Venechanos respectively, at $3.35, $3.35 and $3.06 per share respectively. In October 1995, Steve Venechanos, Chief Financial Officer of the Company was granted options to purchase an additional 25,000 shares of Common Stock at $5.50 per share. In November 1995, options to purchase 50,000 and 30,000 shares were granted to Mark Cocchiola and Paul Lauriero respectively, at $4.25 per share. For the 1996 fiscal year, the Company had net sales of approximately $65,104,000, and net income of approximately $1,409,000, compared to net sales of approximately $52,109,000 and net income of approximately $912,000 for the 1995 fiscal year.


               Mark Cocchiola
               Paul Lauriero
               Marco Cocchiola
               Dr. Rudolph Acosta, Jr.
               Paul DeSocio


Stock Performance Graph

     The following line graph compares, from June 30, 1991 through June 30, 1996, the cumulative total return among the Company, companies comprising the Russell 2000 Index and a Peer Group Index, based on an investment of $100 on June 30, 1991, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation. The Peer Group Index consists of companies in the food business. These companies are: Alpine Lace Brands, Inc., Dean Foods Co., Farmer Brothers Co., Golden Enterprises, Inc., Integrated Brands, Inc., Lifeway Foods, Inc., Michael Foods, Inc., Morningstar Group, Inc., Tofutti Brands, Inc., and Universal Foods CP. Historic stock price is not necessarily indicative of future stock price performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  SUPREMA SPECIALTIES, INC., RUSSELL 2000 INDEX
                              AND PEER GROUP INDEX

              6/30/91     6/30/92    6/30/93     6/30/94     6/30/95     6/30/96
--------------------------------------------------------------------------------
The           $100.00     $163.16    $257.89     $100.00     $136.84     $252.63
Company
--------------------------------------------------------------------------------
Russell        100.00      114.54     144.27      150.62      180.56      223.30
2000
Index
--------------------------------------------------------------------------------
Peer Group     100.00       87.01      91.65       89.48       94.27       99.57
--------------------------------------------------------------------------------

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) the Named Executives, (iii) each of the Company's directors and (iii) all executive officers and directors as a group:

                                     Amount and Nature         Percentage of
Name and Address of                    of Beneficial            Outstanding
Beneficial Owner(1)                    Ownership(2)           Shares Owned(3)
-------------------                    ------------           ---------------

Mark Cocchiola                          714,302(4)                 15.4%

Paul Lauriero                           400,619(5)                  8.7

Marco Cocchiola                         125,079(6)                  2.7

Dr. Rudolph Acosta                           --(7)                   --

Paul DeSocio                                 --                      --


All executive officers
and directors as a group
(seven persons)                       1,291,000(5)-(7)              26.6

(1) Except as set forth above, the address of each beneficial owner is in care of the Company.

(2) Unless otherwise noted, the Company believes that all persons referred to in the table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them.

(3) Calculated based on 4,546,672 shares of Common Stock outstanding at October 14, 1996. The applicable percentage is based on options to purchase Common Stock which are currently exercisable or become exercisable within 60 days of such date.

(4)  Includes 1,000 shares held of record by Mr. Cocchiola's wife.

(5) Includes 22,539 shares held of record by Mr. Lauriero's wife and 45,079 shares held of record by Mr. Lauriero's children.

(6) Includes options to purchase 80,000 shares of Common Stock held by Marco Cocchiola, which are currently exercisable.

(7) Does not include 800 shares owned by Dr. Acosta's children, with respect to which Dr. Acosta disclaims any beneficial interest.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman has audited and reported upon the financial statements of the Company for the fiscal year ended June 30, 1996 and it is currently anticipated that BDO Seidman will be selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending June 30, 1997. A representative of BDO Seidman is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Shareholders who wish to present proposals appropriate for consideration at the Company's 1997 Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than June 15, 1997 in order for the proposition to be considered for inclusion in the Company' s proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1996 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 14, 1996. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                            SUPREMA SPECIALTIES, INC.
                           P.O. BOX 280, PARK STATION
                         PATERSON, NEW JERSEY 07543-0280

                     ATTENTION: Steven Venechanos, Secretary

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                        By order of the Board of Directors,



                                        Mark Cocchiola
                                        Chairman of the Board, Chief
                                        Executive Officer and President

October 14, 1996

                                                                       EXHIBIT A

                             1991 STOCK OPTION PLAN
                          OF SUPREMA SPECIALTIES, INC.


1.   Purpose

     Suprema Specialties, Inc. (the "Corporation") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Corporation and its stockholders. By affording key personnel the opportunity to acquire proprietary interests in the Corporation and by providing them incentives to put forth maximum efforts for the success of the business, the 1991 Stock Option Plan of Suprema Specialties, Inc. (the "1991 Plan") is expected to contribute to the attainment of those objectives.

2.   Scope and Duration

     Options under the 1991 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Nonqualified Options"). (Unless otherwise indicated, references in the 1991 Plan to "options" include Incentive Options and Nonqualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1991 Plan is 900,000 shares of the Common Stock of the Corporation ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Corporation. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1991 Plan shall have been terminated) become available for subsequent option grants under the 1991 Plan. As provided in paragraph 13, the 1991 Plan shall become effective on February 11, 1991, and unless terminated sooner pursuant to paragraph 14, the 1991 Plan shall terminate on February 11, 2001, and no option shall be granted hereunder after that date.

3.   Administration

     The 1991 Plan shall be administered by the Board of Directors, or by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). Effective upon the Corporation being registered under Section 12 of the Securities Exchange Act of 1934, the Committee shall consist of not less than three members of the Board of Directors, each of whom shall be "disinterested persons" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1991 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Nonqualified Options; to interpret the 1991 Plan; to prescribe, amend and rescind rules and regulations relating to the 1991 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1991 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1991 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1991 Plan.

4.   Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Corporation or its present and future subsidiaries and at the grant of any option are in the employ of the Corporation or its present and future subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1991 Plan. An employee who has been granted an option or options under the 1991 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Nonqualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Corporation.

5.   Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and in the case of Incentive Options shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In the case of Nonqualified Options, the purchase price under the option shall be the Fair Market Value. Such price shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6.   Term of Options

     The term of each option shall be not more then ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

7.   Exercise of Options

     (a) Subject to the provisions of the 1991 Plan and unless otherwise provided in the option agreement, options granted under the 1991 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1991 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1991 Plan shall immediately become exercisable in full upon the happening of any of the following events; (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Corporation) for all, or any part of, the Common Stock, (ii) the approval by the stockholders of the Corporation of an agreement for a merger in which the Corporation will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Corporation's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Corporation and participants in the 1991 Plan.

     (b) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Section 6 hereof, by the delivery to the Corporation, at its principal place of business in Paterson, New Jersey, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Nonqualified Options, payment in cash of all withholding tax obligations imposed on the Corporation by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Corporation shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (b), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Corporation for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Corporation; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Corporation which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (d) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Corporation or a subsidiary and unless the employee has remained in the continuous employ of the Corporation, its present or future subsidiaries or any combination thereof, for one year from the date of its grant.

8.   Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Corporation or its current or future subsidiary corporations with respect to which incentive stock options, as defined in Section 422A of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Corporation and its parent and subsidiary corporations, as those terms are defined in Section 425 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Corporation or any of its subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Corporation may amend the provisions of the 1991 Plan, and the Corporation and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9.   Non-Transferability of Options

     Incentive Options granted under the 1991 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the employee only by the employee.

10.  Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1991 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1991 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within 30 days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Corporation and Holder. Options granted to employees under the 1991 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Corporation or any of its current or future subsidiaries. Any option agreement or any rules and regulations relating to the 1991 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1991 Plan or in any option granted pursuant to the 1991 Plan shall confer upon any employee any right to continue in the employ of the corporation or any of its subsidiaries or parent or affiliated corporations or interfere in any way with the right of the Corporation or any such subsidiary or parent or affiliated corporations to terminate such employment at any time.

11.  Death of Employee

     If an employee to whom an option has been granted under the 1991 Plan shall die while employed by the Corporation or a subsidiary or within 30 days after the termination of such employment (other than termination for cause), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, at any time within six months after the date of the employee's death, but not later then the date on which the option terminates.

12.  Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1991 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1991 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

13.  Effective Date

     The 1991 Plan shall become effective on February 11.

14.  Termination and Amendment

     The Board of Directors of the Corporation may suspend, terminate, modify or amend the 1991 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1991 Plan, materially increase the benefits accruing to participants under the 1991 Plan, or materially modify the requirements as to eligibility for participation in the 1991 Plan, shall be subject to the approval of the Corporation stockholders, except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1991 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, effect the rights of such employee under such option.

15.  Miscellaneous

     As said term is used in the 1991 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the NASDAQ National Market System, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such System, or (c) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, shall be conclusive as to the Fair Market Value of the Common Stock.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1991 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1991 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common

Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Corporation such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Corporation.

     During the term of the 1991 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Nonqualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term end shall be subject to the provisions of the 1991 Plan the same as any other option.

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543

      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark Cocchiola and Paul Lauriero, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Suprema Specialties, Inc. on Tuesday, November 12, 1996, at Fleet Bank N.A., Executive Dining Room, 27th Floor, 10 Exchange Place Center, Jersey City, New Jersey, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:
     |_| FOR all nominees listed below          |_|  WITHHOLD AUTHORITY
          (except as marked to the              to vote for all nominees listed
          contrary below).                      below.

     Mark Cocchiola, Paul Lauriero, Marco Cocchiola, Dr. Rudolph Acosta, Jr., Paul DeSocio and William C. Gascoigne

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


--------------------------------------------------------------------------------
                  (Continued and to be signed on reverse side)

2. AMENDMENT TO 1991 STOCK OPTION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AS TO WHICH OPTIONS MAY BE GRANTED THEREUNDER TO 900,000.

          FOR               AGAINST              ABSTAIN
          |_|                 |_|                  |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2) LISTED ABOVE.


DATED: _________________________, 1996       Please sign exactly as name appears
                                             hereon.  When  shares  are  held by
                                             joint  tenants,  both should  sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.  If
                                             a corporation,  please sign in full
                                             corporate   name  by  President  or
                                             other  authorized   officer.  If  a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.


                                             -----------------------------------
                                                          Signature


                                             -----------------------------------
                                                 Signature if held jointly


          Please mark, sign, date and return this proxy card promptly using the enclosed envelope.